Long-term debt - Accounts Receivable Facility and Other (Details) - Accounts Receivable Facility € in Thousands, $ in Thousands	Mar. 31, 2020 USD ($)	Mar. 31, 2020 EUR (€)	Dec. 31, 2019 USD ($)	Dec. 31, 2019 EUR (€)
Long-term debt
Maximum amount available	$ 900,000	€ 821,468	$ 900,000	€ 801,139
Balance outstanding	725,750	662,422	427,000	380,096
Letters of credit outstanding	$ 12,522	€ 11,429	$ 23,460	€ 20,883